FAIRHOLME FUNDS, INC.

The Fairholme Fund

Supplement dated August 15, 2013 to the Prospectus of The Fairholme Fund dated April 1, 2013 (the "Prospectus") and the Summary Prospectus of The Fairholme Fund dated April 1, 2013 (the "Summary Prospectus")

The Board of Directors of Fairholme Funds, Inc. has approved the re-opening of The Fairholme Fund (NASDAQ: FAIRX) to new investors.  Effective August 19, 2013, The Fairholme Fund will offer its shares to new investors and begin accepting orders for the purchase of Fund shares from new investors.

The first four paragraphs under "Purchase and Sale of The Fairholme Fund Shares" in the summary section of the Prospectus and in the Summary Prospectus are deleted in their entirety and replaced with the following paragraph:

Purchases of shares of The Fairholme Fund are subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

The following paragraph is added as the second to last paragraph under "Purchase and Sale of The Fairholme Fund Shares" in the summary section of the Prospectus and in the Summary Prospectus:

The Fairholme Fund reserves the right to limit the sale of shares to new investors and existing shareholders at any time. The Fairholme Fund may reject any order to purchase shares, and may withdraw the offering of shares at any time to any or all investors.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND THE
SUMMARY PROSPECTUS FOR FUTURE REFERENCE.

The first three paragraphs under "BUYING AND SELLING SHARES OF THE FUNDS -- INVESTING IN THE FUNDS" in the Prospectus are deleted in their entirety and replaced with the following four paragraphs:

Shares of The Fairholme Fund are available for purchase by both new investors and existing shareholders.

Effective as of the Closing Date, the sale of shares of The Income Fund and The Allocation Fund has been suspended to new investors, subject to certain exceptions as described below. Subject to the right of The Income Fund and The Allocation Fund to reject any order to purchase shares or to withdraw the offering of shares at any time, shares remain available for purchase by existing shareholders of such Funds.

The following categories of new investors may continue to purchase shares of The Income Fund and The Allocation Fund: (i) clients of financial advisors and financial consultants that have clients invested in the Fund as of the Closing Date; (ii) clients of financial advisors and intermediaries that have approved the inclusion of the Fund as an investment option in their asset allocation programs or discretionary investment programs, including wrap, model or other managed account programs, as of the Closing Date; and (iii) participants in group retirement plans that include the Fund as an investment option as of the Closing Date, and IRA transfers and rollovers from such plans. In addition, Directors of the Company, clients and employees of the Manager and their respective immediate family members may open new accounts and add shares of The Income Fund or The Allocation Fund to such accounts. Each of The Income Fund and The Allocation Fund retains the right to limit the foregoing exceptions, make additional exceptions to the suspension of the sale of the Fund's shares to new investors, and subsequently commence selling its shares to new investors. Investors may request information by calling Fund Shareholder Services ("Shareholder Services") at 1-866-202-2263.

Each Fund may reject any order to purchase shares, and may withdraw the offering of shares at any time to any or all investors.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND THE
SUMMARY PROSPECTUS FOR FUTURE REFERENCE.